[logo] M F S(R)
INVESTMENT MANAGEMENT

                        MFS(R) GOVERNMENT
                        MARKETS INCOME TRUST
                        ANNUAL REPORT o NOVEMBER 30, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 10
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 19
Independent Auditors' Report .............................................. 26
Trustees and Officers ..................................................... 28

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

------------
(1) Source: The Wall Street Journal Online December 14, 2001.

(2) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended November 30, 2001, the trust provided a total return of 13.56% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 11.34%. During the same period, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index which includes bonds issued by the U.S. government or by government agencies with a maturity range greater than or equal to one year and less than 10 years, returned 8.97%. The J.P. Morgan Non-Dollar Government Bond Index (Morgan Index), an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned 7.00% over the same period.

Throughout this 12-month period the Federal Reserve Board (the Fed) became more aggressive in trying to support economic growth with a series of short-term interest rate cuts. These moves were in response to the gradual deceleration of the economy that began about a year ago and was further weakened after the tragic events of September 11. These sharp declines in short-term interest rates caused the yield curve -- a representation of the difference between short- and long-term rates -- to steepen.

As interest rates dropped, most bond yields, in particular short-maturity bond yields, followed suit, and their prices, which move in the opposite direction from their yields, rose. Bond performance also was positively impacted by strong demand as investors sought a relatively safer haven from a disappointing stock market.

We now think negative economic factors will force the Fed to keep interest rates lower for a period of time; therefore, yields across the entire U.S. curve, in our opinion, are expected to go lower than present levels, with longer maturities benefiting the most. Given this expectation, we have invested the bulk of the Treasury portion of the trust in intermediate-term (three- to- seven year) securities. We feel that this approach has helped the trust's performance because, as interest rates have fallen, short- and intermediate-term bond yields have also declined, but longer-term bond yields have drifted a bit higher. In general, we have tended to increase duration when interest rates have been falling and bond prices rising in order to potentially benefit from those rising prices. Looking forward, we will continue to evaluate our strategy as interest rates change.

Government agency securities -- those issued by the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Bank (FHLB), and Sallie Mae -- were also strong performers during the period. Agency securities had come under pressure late last year and early this year when some government officials questioned the implicit government backing enjoyed by some agencies. However, agency securities recovered and offered solid performance once some of the issues were addressed. We had anticipated that these concerns would lessen and were able to buy agency securities at attractive prices and yields.

Outside the United States, most developed countries have experienced global economic weakness, with Japan suffering the most. We've invested primarily in the dollar-bloc countries, including New Zealand, and Canada, all of which offered more-attractive, higher yields than did the United States. In addition, we've invested a small portion of the portfolio in Western Europe, where economic growth has weakened considerably, with inflation finally beginning to fall. We view our European holdings as a defensive position in the unlikelihood that U.S. interest rates move significantly higher.

Emerging market bonds have been a strong-performing sector over the period, but we have become more cautious with regard to this sector, given the overall global economic slowdown and the decline in oil prices. We continued to put our small emerging market holdings in countries that have performed well because their geopolitical situations were improving and, as a result, they became upgrade candidates. Russia and Mexico are two examples in this category. (When a bond's rating is upgraded the bond is considered less risky and, therefore may its price rises.)

Going forward, we may continue to favor Treasuries and government agencies. We do not anticipate increasing mortgaged-backed securities in the near future because we see them as less attractive, given expected increases in refinancings and their more defensive nature. We believe the U.S. economic recovery will take longer than initially anticipated and that inflation will remain low because of this. An economic recovery would suggest a change in our interest-rate outlook, and we could expect to make portfolio changes accordingly. While the timing of an economic recovery is difficult to pinpoint, we will continue to monitor the situation closely and make changes to our strategy as necessary.

    Respectfully,

/s/ Stephen C. Bryant                    /s/ Steven E. Nothern

    Stephen C. Bryant                        Steven E. Nothern
    Portfolio Manager                        Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

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   PORTFOLIO MANAGERS' PROFILES
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   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITY PRODUCTS, AND CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

   STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, OFFSHORE INVESTMENT PRODUCTS, AND CLOSED-END FUNDS. STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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NUMBER OF SHAREHOLDERS

As of November 30, 2001, our records indicate that there are 6,925 registered shareholders and approximately 24,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304


In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to provide a high level of current income.

NEW YORK STOCK EXCHANGE SYMBOL: MGF

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   PERFORMANCE SUMMARY
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   (For the year ended November 30, 2001)

   NET ASSET VALUE PER SHARE
   November 30, 2000                                                  $7.01
   November 30, 2001                                                  $7.32

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 2000                                                  $6.19
   March 20, 2001 (high)*                                             $6.80
   December 4, 2000 (low)*                                            $6.25
   November 30, 2001                                                  $6.59

   * For the year December 1, 2000, through November 30, 2001.
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RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

These risks may increase share price volatility. See the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the annual meeting of shareholders of MFS Government Markets
Income Trust, which was held on October 31, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                                   NUMBER OF SHARES
                                         -------------------------------------
NOMINEE                                        FOR         WITHHOLD AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                          90,629,394.638        2,012,133.846
John W. Ballen                             90,645,430.184        1,996,098.300
Lawrence H. Cohn                           90,626,888.617        2,014,639.867
Marshall N. Cohan                          90,557,312.638        2,084,215.846
J. David Gibbons                           90,564,917.945        2,076,610.539
William R. Gutow                           90,641,208.638        2,000,319.846
J. Atwood Ives                             90,630,597.806        2,010,930.678
Abby M. O'Neill                            90,567,666.399        2,073,862.085
Lawrence T. Perera                         90,619,040.184        2,022,488.300
William J. Poorvu                          90,625,891.184        2,015,637.300
Arnold D. Scott                            90,653,731.380        1,987,797.104
J. Dale Sherratt                           90,645,340.304        1,996,188.180
Elaine R. Smith                            90,619,687.926        2,021,840.558
Ward Smith                                 90,585,896.380        2,055,632.104

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        66,607,065.140
Against                                    11,241,540.086
Abstain                                     1,054,378.946
Broker Non-votes                           14,714,025.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        63,835,236.872
Against                                    10,969,784.554
Abstain                                       989,318.058
Broker Non-votes                           16,847,189.000

ITEM 4. The approval to change the trust's investment policy relating to investments in U.S. government securities from fundamental to nonfundamental.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        63,430,985.920
Against                                    11,279,403.474
Abstain                                     1,083,950.090
Broker Non-Votes                           16,847,189.000

ITEM 5. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        89,326,439.063
Against                                     2,360,772.945
Abstain                                       954,316.476

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending November 30, 2001.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        90,410,456.189
Against                                     1,648,427.896
Abstain                                       582,644.399

PORTFOLIO OF INVESTMENTS -- November 30, 2001

Bonds - 98.9%
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                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 87.9%
  Financial Services - 0.1%
    Pemex Project Funding Master Trust, 8.5s, 2008                    $     600             $    624,750
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 52.6%
    FHA/USGI Spring Garden, 10.375s, 2030                             $   2,097             $  2,097,222
    FHLB, 4.875s, 2004                                                    7,500                7,736,700
    FHLMC, 4.5s, 2004                                                     2,500                2,555,850
    FHLMC, 5.5s, 2006                                                    21,100               21,960,458
    FHLMC, 5.75s, 2010                                                    2,500                2,380,044
    FHLMC, 7.5s, 2027 - 2028                                              2,707                2,817,492
    Financing Corp., 9.8s, 2018                                           5,000                6,981,250
    Financing Corp., 10.35s, 2018                                         9,500               13,855,180
    Financing Corp., 10.7s, 2017                                          8,500               12,581,360
    FNMA, 6s, 2008 - 2099                                                 8,000                8,317,170
    FNMA, 6.5s, 2016 - 2031                                              19,464               19,944,929
    FNMA, 6.956s, 2007                                                    5,647                6,094,211
    FNMA, 7s, 2029 - 2099                                                21,600               22,238,280
    FNMA, 7.5s, 2015 - 2015                                              11,512               12,091,969
    FNMA, 8.5s, 2027                                                     10,100               10,939,512
    GNMA, 6.5s, 2028 - 2029                                              20,417               20,760,921
    GNMA, 7s, 2022 - 2029                                                13,371               13,857,778
    GNMA, 7.5s, 2022 - 2027                                              14,162               14,774,851
    GNMA TBA, 7s, 2022 - 2025                                               762                  786,104
    Private Export Funding Corp., 7.01s, 2004                             3,380                3,639,787
    Sallie Mae, 5s, 2004                                                  5,000                5,165,600
    SBA, 6.34s, 2021                                                      1,969                2,029,912
    SBA, 6.35s, 2021                                                      2,564                2,645,659
    SBA, 6.44s, 2021                                                      2,000                2,072,206
    SBA, 6.625s, 2021                                                     2,000                2,090,871
    SBA, 8.875s, 2011                                                     1,413                1,565,997
    U.S. Department of Housing & Urban Development, 6.36s, 2016           1,580                1,612,340
    U.S. Department of Housing & Urban Development, 6.59s, 2016           5,612                5,711,501
                                                                                            ------------
                                                                                            $229,305,154
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 35.2%
    U.S. Treasury Bonds, 5.375s, 2031                                 $  10,250             $ 10,413,385
    U.S. Treasury Bonds, 6.25s, 2030                                      3,000                3,353,430
    U.S. Treasury Bonds, 6.875s, 2025                                    17,500               20,505,100
    U.S. Treasury Bonds, 8.875s, 2017                                     6,000                8,162,820
    U.S. Treasury Bonds, 10.375s, 2009                                   14,600               18,270,698
    U.S. Treasury Bonds, 11.875s, 2003                                   17,000               19,887,280
    U.S. Treasury Bonds, 12s, 2013                                       12,500               17,712,875
    U.S. Treasury Bonds, 9.875s, 2015                                    26,000               37,513,060
    U.S. Treasury Notes, 5.75s, 2010                                      1,215                1,302,140
    U.S. Treasury Notes, 5.875s, 2004                                    15,500               16,560,820
                                                                                            ------------
                                                                                            $153,681,608
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $383,611,512
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 11.0%
  Bulgaria - 0.4%
    National Republic of Bulgaria, 4.562s, 2011                       $      74             $     62,129
    National Republic of Bulgaria, 4.563s, 2012                             234                  201,532
    National Republic of Bulgaria, 4.563s, 2024                           1,879                1,580,709
                                                                                            ------------
                                                                                            $  1,844,370
--------------------------------------------------------------------------------------------------------
  Canada - 4.1%
    Government of Canada, 5.75s, 2006                               CAD   5,929             $  3,976,193
    Government of Canada, 5.25s, 2008                                     9,661                9,766,566
    Government of Canada, 5.5s, 2009                                      6,344                4,147,770
                                                                                            ------------
                                                                                            $ 17,890,529
--------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Dominican Republic, 9.5s, 2006##                                  $   1,091             $  1,092,366
--------------------------------------------------------------------------------------------------------
  Germany - 3.0%
    Federal Republic of Germany, 4.5s, 2009                         EUR   3,390             $  3,035,844
    Federal Republic of Germany, 4.75s, 2008                             11,142               10,163,062
                                                                                            ------------
                                                                                            $ 13,198,906
--------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.1%
    KazTransOil Co., 8.5s, 2006 (Oil)##                               $     288             $    273,600
--------------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    BBVA Bancomer Capital Tust I, 10.5s, 2011 (Banks &
      Credit Cos.)##                                                  $     872             $    959,200
    Bepensa S.A., 9.75s, 2004 (Food & Beverage Products)                    221                  227,078
    Petroleos Mexicanos, 9.375s, 2008                                     1,072                1,165,800
    United Mexican States, 8.375s, 2011                                     666                  685,647
    United Mexican States, 11.5s, 2026                                      707                  884,103
                                                                                            ------------
                                                                                            $  3,921,828
--------------------------------------------------------------------------------------------------------
  New Zealand - 0.4%
    Government of New Zealand, 8s, 2006                             NZD   3,999             $  1,806,270
--------------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 4.625s, 2016                                  $     505             $    398,367
--------------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Republic of Peru, 4s, 2017                                        $     656             $    453,545
--------------------------------------------------------------------------------------------------------
  Russia - 0.3%
    Ministry of Finance Russia, 3s, 2003                              $   1,346             $  1,211,400
--------------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##               $   1,608             $  1,760,760
--------------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Kingdom of Spain, 7s, 2005                                        $   3,600             $  3,921,329
--------------------------------------------------------------------------------------------------------
  United Kingdom
    United Kingdom Treasury, 6.75s, 2004                            GBP       5             $      7,565
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 47,780,835
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $425,349,758)                                                 $431,392,347
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
    Republic of Venezuela*                                               37,500             $       --
    United Mexican States*                                            1,354,000                    4,739
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                                                          $  4,739
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.7%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  mm
    American General Corp., due 12/03/01                              $     162             $    161,981
    American General Finance Corp., due 12/03/01                            193                  192,977
    Bank of America Corp., due 12/03/01                                     661                  661,000
    Edison Asset Securitization LLC, due 12/03/01                           590                  589,930
    FHLB, due 12/12/01                                                    7,450                7,445,538
    Ford Motor Credit Corp., due 12/13/01                                 8,900                8,892,702
    General Electric Capital Corp., due 12/03/01                            773                  772,909
    New Center Asset Trust, due 12/03/01                                    708                  707,916
    Sallie Mae Discount Note, due 12/11/01                                5,250                5,247,215
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 24,672,168
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $450,021,926)                                           $456,069,254

Other Assets, Less Liabilities - (4.6)%                                                      (19,895,996)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $436,173,258
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD          = Australian Dollars          GBP     = British Pounds
CAD          = Canadian Dollars            JPY     = Japanese Yen
DKK          = Danish Kroner               NZD     = New Zealand Dollars
EUR          = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $450,021,926)            $456,069,254
  Investment of cash collateral for securities loaned
    (identified cost, $97,712,328)                                   97,712,328
  Cash                                                                      245
  Net receivable for forward foreign currency exchange
    contracts                                                         1,960,819
  Receivable for investments sold                                     4,758,693
  Interest receivable                                                 4,597,389
                                                                   ------------
      Total assets                                                 $565,098,728
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $ 26,650,503
  Payable for fund shares reacquired                                    554,585
  Collateral for securities loaned, at value                         97,712,328
  Payable to dividend disbursing agent                                1,911,380
  Net payable for forward foreign currency exchange
    contracts                                                            83,763
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                    1,532,026
  Payable to affiliates -
    Management fee                                                        8,035
    Transfer and dividend disbursing agent fee                           25,301
  Accrued expenses and other liabilities                                447,549
                                                                   ------------
      Total liabilities                                            $128,925,470
                                                                   ------------
Net assets                                                         $436,173,258
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $466,309,391
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      6,402,379
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (35,627,617)
  Accumulated net investment loss                                      (910,895)
                                                                   ------------
      Total                                                        $436,173,258
                                                                   ============
Shares of beneficial interest outstanding (63,046,686
  shares authorized, less 3,423,931 treasury shares)                59,622,755
                                                                    ==========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                                    $7.32
                                                                      =====
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 28,877,922
  Dividends                                                              26,148
                                                                   ------------
      Total investment income                                      $ 28,904,070
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,916,377
    Trustees' compensation                                              139,610
    Transfer and dividend disbursing agent fee                          155,645
    Administrative fee                                                   47,333
    Investor communication expense                                      211,426
    Custodian fee                                                       177,441
    Postage                                                              33,396
    Auditing fees                                                        37,600
    Printing                                                             48,260
    Legal fees                                                           11,243
    Miscellaneous                                                       109,538
                                                                   ------------
      Total expenses                                               $  3,887,869
    Fees paid indirectly                                                (35,777)
                                                                   ------------
      Net expenses                                                 $  3,852,092
                                                                   ------------
        Net investment income                                      $ 25,051,978
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 12,614,923
    Written option transactions                                         105,965
    Foreign currency transactions                                    (1,987,480)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $ 10,733,408
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $  5,883,820
    Written options                                                     245,330
    Translation of assets and liabilities in foreign currencies       1,710,562
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $  7,839,712
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 18,573,120
                                                                   ------------
          Increase in net assets from operations                   $ 43,625,098
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                 2001                          2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 25,051,978                  $ 27,209,398
  Net realized gain (loss) on investments and foreign
    currency transactions                                         10,733,408                   (14,346,045)
  Net unrealized gain on investments and foreign currency
    translation                                                    7,839,712                    17,939,494
                                                                ------------                  ------------
    Increase in net assets from operations                      $ 43,625,098                  $ 30,802,847
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income                                    $(25,582,314)                 $(18,111,821)
  From paid-in capital                                                  --
                                                                                               (12,251,962)
                                                                ------------                  ------------
    Total distributions declared to shareholders                $(25,582,314)                 $(30,363,783)
                                                                ------------                  ------------
  Cost of shares reacquired                                     $ (3,894,610)                 $(25,591,692)
                                                                ------------                  ------------
    Total increase (decrease) in net assets                     $ 14,148,174                  $(25,152,628)
Net assets:
  At beginning of year                                           422,025,084                   447,177,712
                                                                ------------                  ------------
  At end of year (including accumulated undistributed net
    investment income (loss) of $(910,895) and $947,831,
    respectively)                                               $436,173,258                  $422,025,084
                                                                ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                            2001               2000              1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $ 7.01             $ 6.94            $ 7.50           $ 7.41           $ 7.56
                                                 ------             ------            ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.42             $ 0.44            $ 0.43           $ 0.46           $ 0.49
  Net realized and unrealized gain (loss)
    on investments and foreign currency            0.31               0.06             (0.58)            0.08            (0.14)
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $ 0.73             $ 0.50            $(0.15)          $ 0.54           $ 0.35
                                                 ------             ------            ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.43)            $(0.29)           $(0.40)          $(0.46)          $(0.49)
  In excess of net investment income               --                 --                --              (0.01)           (0.03)
  From paid in capital                             --                (0.20)            (0.06)            --               --
                                                 ------             ------            ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.43)            $(0.49)           $(0.46)          $(0.47)          $(0.52)
                                                 ------             ------            ------           ------           ------

Net increase from repurchase of
  capital shares                                 $ 0.01             $ 0.06            $ 0.05           $ 0.02           $ 0.02
                                                 ------             ------            ------           ------           ------
Net asset value - end of year                    $ 7.32             $ 7.01            $ 6.94           $ 7.50           $ 7.41
                                                 ------             ------            ------           ------           ------
Per share market value - end of year             $6.590             $6.188            $5.813           $6.563           $6.688
                                                 ======             ======            ======           ======           ======
Total return at market value                      13.56%             15.24%            (4.80)%           4.21%            6.91%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       0.90%              0.94%             0.92%            0.89%            0.94%
  Net investment income                            5.82%              6.35%             6.00%            6.14%            6.56%
Portfolio turnover                                  105%               151%              102%             253%             248%
Net assets at end of year (000 Omitted)        $436,173           $422,025          $447,178         $511,861         $524,580

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Markets Income Trust (the trust) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2001, the value of securities loaned was $95,766,676. These loans were collateralized by cash of $97,712,328, which was invested in the following short-term obligations:

                                                  PRINCIPAL      AMORTIZED COST
                                                     AMOUNT           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    $97,712,328         $97,712,328
                                                                    -----------
Total investments of cash collateral for
  securities loaned                                                 $97,721,328
                                                                    -----------

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time. The trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trust's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective December 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended
November 30, 2001, accumulated net investment loss increased by $1,328,392, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $2,122,004, and paid-in capital decreased by $793,612 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $35,625,238 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE                                 AMOUNT
            ------------------------------------------------------
            November 30, 2002                          $ 9,027,808
            November 30, 2004                              196,662
            November 30, 2005                            8,818,381
            November 30, 2007                           11,594,208
            November 30, 2008                            5,988,179
                                                       -----------
                Total                                  $35,625,238
                                                       ===========

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 5.33% of investment income, or 0.85% per annum of average daily net assets. The effective rate for the year ended November 30, 2001 was 0.68%.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $46,160 for the year ended November 30, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $408,906,495      $391,698,699
                                                 ------------      ------------
Investments (non-U.S. government securities)     $ 60,288,840      $ 51,324,399
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $450,024,306
                                                                   ------------
Gross unrealized appreciation                                      $ 10,027,696
Gross unrealized depreciation                                        (3,982,748)
                                                                   ------------
    Net unrealized appreciation                                    $  6,044,948
                                                                   ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 63,046,686 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                  YEAR ENDED NOVEMBER 30, 2001    YEAR ENDED NOVEMBER 30, 2000
                  ---------------------------     ----------------------------
                         SHARES        AMOUNT           SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares issued to
  shareholders in                 $                              $
  reinvestment of
  distributions           --           --               --            --
Treasury shares
  reacquired           (600,200)   (3,894,610)      (4,231,200)   (25,591,692)
                       --------   -----------       ----------   ------------
    Net decrease       (600,200)  $(3,894,610)      (4,231,200)  $(25,591,692)
                       ========   ===========       ==========   ============

In accordance with the provisions of the trust's prospectus, 600,200 shares of beneficial interest were purchased by the trust during year ended November 30, 2001, at an average price per share of $6.49 and a weighted average discount of 9.09% per share. The trust repurchased 4,231,200 shares of beneficial interest during the year ended November 30, 2000, at an average price per share of $6.05 and a weighted average discount of 12.26% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $4,868 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The trust, series had no significant borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                  NUMBER OF          PREMIUMS
                                                  CONTRACTS          RECEIVED
-----------------------------------------------------------------------------
Outstanding, beginning of year                            2         $ 264,232
Options written                                           3           522,475
Options terminated in closing transactions               (3)         (487,056)
Options exercised                                        --             --
Options expired                                          (2)         (299,651)
                                                         --         ---------
Outstanding, end of year                                 --         $   --
                                                         --         ---------

At November 30, 2001, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                      CONTRACTS TO                           CONTRACTS        APPRECIATION
           SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales             12/18/01     AUD         108,815        $    55,822      $    56,544         $     (722)
                  12/18/01     EUR      22,358,723         20,626,299       20,012,684            613,615
                  12/18/01     GBP          73,154            107,156          104,145              3,011
                  12/18/01     JPY   3,503,548,805         29,813,649       28,469,456          1,344,193
                                                          -----------      -----------         ----------
                                                          $50,602,926      $48,642,829         $1,960,097
                                                          ===========      ===========         ==========
Purchases         12/18/01  AUD            108,815        $    56,845      $    56,544         $     (301)
                  12/18/01  CAD          2,104,161          1,343,160        1,339,309             (3,851)
                  12/18/01  DKK          3,648,503            444,614          438,859             (5,755)
        12/18/01 - 3/19/02  EUR          7,489,032          6,771,865        6,698,913            (72,952)
                  12/18/01  NZD             39,709             16,678           16,496               (182)
                                                          -----------      -----------         ----------
                                                          $ 8,633,162      $ 8,550,121         $  (83,041)
                                                          ===========      ===========         ==========

At November 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $469,358 with CS First Boston, $1,005,432 with DB Clearing Services, $41,711 with Merrill Lynch, Pierce, Fenner & Smith and with $15,525 with UBS Warburg.

At November 30, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Government Markets Income Trust, including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Markets Income Trust as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 10, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2001.
-------------------------------------------------------------------------------

MFS(R) GOVERNMENT MARKETS INCOME TRUST

TRUSTEES                                                 INVESTMENT ADVISER
John W. Ballen* - President, MFS Investment              Massachusetts Financial
Management                                               Services Company
                                                         500 Boylston Street
Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac            Boston, MA 02116-3741
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School             CHAIRMAN AND PRESIDENT
                                                         Jeffrey L. Shames*
The Hon. Sir J. David Gibbons, KBE+ (2) - Chief
Executive Officer, Edmund Gibbons Ltd.;                  PORTFOLIO MANAGERS
Chairman, Colonial Insurance Company, Ltd.               Stephen C. Bryant*
                                                         Steven E. Nothern*
William R. Gutow+(1) - Private Investor and
Real Estate Consultant; Vice Chairman,                   TREASURER
Entertainment Management Company (video                  James O. Yost*
franchise)
                                                         ASSISTANT TREASURERS
J. Atwood Ives+(2) - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Abby M. O'Neill+(2) - Private Investor                   Ellen Moynihan*

Kevin R. Parke* - Chief Investment Officer and           SECRETARY
Executive Vice President, MFS Investment                 Stephen E. Cavan*
Management
                                                         ASSISTANT SECRETARY
Lawrence T. Perera+(2) - Partner, Hemenway &             James R. Bordewick, Jr.*
Barnes (attorneys)
                                                         TRANSFER AGENT, REGISTRAR AND
William J. Poorvu+(1) - Adjunct Professor,               DIVIDEND DISBURSING AGENT
Harvard University Graduate School of Business           State Street Bank and Trust Company
Administration                                           c/o MFS Service Center, Inc.
                                                         P.O. Box 9024
Jeffrey L. Shames* - Chairman and Chief                  Boston, MA 02205-9824
Executive Officer, MFS Investment Management             1-800-637-2304

J. Dale Sherratt+(1) - President, Insight                CUSTODIAN
Resources, Inc. (acquisition planning                    State Street Bank and Trust Company
specialists)
                                                         AUDITORS
Elaine R. Smith+(1) - Independent Consultant             Deloitte & Touche LLP

Ward Smith+(1) - Private Investor

  * MFS Investment Management
  + Independent Trustee
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) GOVERNMENT MARKETS INCOME TRUST                        ------------
                                                                PRSRT STD
[logo] M F S(R)                                               U.S. Postage
INVESTMENT MANAGEMENT                                             Paid
                                                                   MFS
500 Boylston Street                                           ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                           MGFCE-2  1/02  38.5M